SUPPLEMENT DATED FEBRUARY 28, 2018

TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND -

CURRENCY STRATEGIES PORTFOLIO

DATED MAY 1, 2017

This supplement revises the Currency Strategies Portfolio summary prospectus dated May 1, 2017 (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the Management subsection, the “Portfolio Manager and Primary Title with Sub-Adviser” table for Macro Currency Group is deleted and replaced with the following:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Mark Farrington, Managing Director, Head of Macro Currency Group and Portfolio Manager	Since 2013
David Petitcolin, Portfolio Manager	Since 2017